December 16, 2015

Keith O’Connell, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price International Funds, Inc.

 consisting of the following classes:

  T. Rowe Price Emerging Markets Corporate Bond Fund—I Class

  T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class

  T. Rowe Price International Discovery Fund—I Class

  T. Rowe Price New Asia Fund—I Class

 File Nos. 002-65539/811-2958

Dear Mr. O’Connell:

This letter is being filed in accordance with Rule 497(j) of the Securities Act of 1933. There are no changes to the funds’ Statement of Additional Information (“SAI”) or prospectuses that were filed under Rule 485(b) on December 8, 2015.

The prospectuses and SAI went effective automatically on December 15, 2015.

If you have any questions about this filing, please give me a call at 410-345-4981 or, in my absence, Brian R. Poole at 410-345-6646.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman